ACCOUNTS AND OTHER RECEIVABLE, NET - Allowance For Doubtful Accounts (Details) - Accounts receivable - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Reconciliation of changes in allowance account for credit losses of financial assets [abstract]
Loss allowance - beginning	$ 86	$ 45	$ 40
Add: increase in allowance	116	53	22
Deduct: bad debt write offs	(55)	(23)	(10)
Foreign currency translation and other	9	11	(7)
Loss allowance - ending	$ 156	$ 86	$ 45